UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2022

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in charter)

Nevada	333-150332	46-5538504
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6890 E Sunrise Drive, Suite 120-506 Tucson, AZ	85750
(Address of Principal Executive Offices)	(zip code)

(904) 834-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COMS	The Nasdaq Stock Market LLC

Warrants to purchase Common Stock	COMSW	The Nasdaq Stock Market LLC

9.25% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	COMSP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 29, 2022, COMSovereign Holding Corp. (the “Company”) received a determination from the Nasdaq Hearings Panel (the “Panel”) granting the Company’s request for the continued listing of its common stock on the Capital Market tier of The Nasdaq Stock Market (“Nasdaq”), subject to the Company evidencing compliance with Nasdaq’s minimum bid price and filing requirements, as set forth in Nasdaq Listing Rules 5550(a)(1) and 5250(c)(1), respectively, on or before February 2, 2023, and February 24, 2023, respectively, and certain other conditions. The Company is working to file its delinquent periodic reports with the Securities and Exchange Commission as soon as practicable and is otherwise taking definitive steps to evidence compliance with all other applicable criteria for continued listing on Nasdaq. There can be no assurances, however, that the Company will be able to do so.

As previously disclosed, on October 5, 2022, the Company received notice from the Staff of Nasdaq’s Listing Qualifications Department (the “Staff") indicating that the Staff had determined to delist the Company’s securities unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Staff’s determination was based upon the Company evidencing a closing bid price of less than $0.10 per share for the preceding ten consecutive trading days, in contravention of Nasdaq Listing Rule 5810(3)(A)(iii). The Staff also stated that the Company’s continued non-compliance with Nasdaq’s filing requirement could serve as an additional basis for delisting and that the Company should address both deficiencies at its hearing before the Panel. The Panel’s November 29, 2022, decision is the result of such hearing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 1, 2022 Nasdaq Listing Determination.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 1, 2022	COMSOVEREIGN HOLDING CORP.

	By:	/s/ David Knight
David Knight
Interim Chief Executive Officer

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